Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
14. Income Taxes
For the years ended December 31, 2023 and 2022, the Company recorded no current or deferred income tax expenses or
b
enefits as it has incurred losses since inception and has provided a full valuation allowance against its deferred tax assets.
A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2023	2022
Federal statutory income tax rate	21.0%	21.0%
State taxes, net of federal benefit	2.1%	2.2%
Research tax credits	34.5%	2.2%
Tax attributes acquired as part of reverse merger	201.1%	—
Other	(1.7)%	(3.0)%
Increase in deferred tax asset valuation allowance	(257.0)%	(22.4)%

Effective income tax rate	0.0%	0.0%

The following table provides a summary of net deferred tax assets:

	December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$73,580	$5,383
Capitalized research and development costs	22,446	4,315
Tax credit carryforwards	16,147	1,120
Lease liabilities	14,063	183
Share-based compensation	6,462	273
Amortization of license fees	3,209	—
Accrued expenses	795	484
Other	59	4

Gross deferred tax assets	136,761	11,762
Valuation allowance	(123,452)	(11,566)

Total deferred tax assets	13,309	196
Deferred tax liabilities:
Right-of-use lease assets	(12,499)	(189)
Depreciation and amortization	(810)	—
Other	—	(7)

Total deferred tax liabilities	(13,309)	(196)

Net deferred tax assets	$—	$—

As of December 31, 2023, the Company had federal net operating loss carryforwards of approximately $320.7 million, all of which can be carried forward indefinitely. As of December 31, 2023, the Company had state tax net operating loss carryforwards of approximately $299.1 million, which begin to expire in 2035. As of December 31, 2023, the Company also had available research and orphan drug tax credit carryforwards for federal and state income tax purposes of $14.8 million and $3.5 million, respectively, which begin to expire in 2035 and 2030, respectively.
In assessing the realizability of the net deferred tax assets, management considers all relevant positive and negative evidence in determining whether it is more likely than not that some portion or all the deferred income tax assets will not be realized. The realization of the gross deferred tax assets is dependent on several factors, including the generation of sufficient taxable income prior to the expiration of the net operating loss carryforwards. Management believes that it is more likely than not that the Company’s deferred income tax assets will not be realized.
Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2023 and 2022 related primarily to the increase in net operating loss carryforwards, capitalized research and development expenses and research tax credit carryforwards. During the years ended December 31, 2023 and 2022, capitalized research and development expenses increased pursuant to Section 174 of the Internal Revenue Code of 1986, as amended (the “Code”). The changes in the valuation allowance for the years ended December 31, 2023 and 2022 were as follows:

	Year Ended December 31,
	2023	2022
Valuation allowance as of beginning of year	$11,566	$5,194
Net increases recorded to income tax provision	111,886	6,372

Valuation allowance as of end of year	$123,452	$11,566

Net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50% as defined under Sections 382 and 383 in the Code, which could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the Company’s value immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not yet conducted a study to determine if any such changes have occurred that could limit the ability to use the net operating loss carryforwards. However, the Reverse Merger is expected to result in an ownership change. Therefore, the Company does not expect to be able to utilize a material portion of the net operating losses and research and orphan drug tax credit carryforwards.
The Company has not recorded any liabilities for unrecognized tax benefits as of December 31, 2023 or 2022. The Company will recognize interest and penalties related to uncertain tax positions, if any, in income tax expense. As of December 31, 2023 and 2022, the Company had no accrued interest or penalties related to uncertain tax positions.